--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       FEBRUARY 2, 2001 (FEBRUARY 1, 2001)

                              --------------------

                                DOUBLECLICK INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

            000-23709                                   13-3870996
     (COMMISSION FILE NUMBER)               (I.R.S. EMPLOYER IDENTIFICATION NO.)

       450 WEST 33RD STREET                                10001
       NEW YORK, NEW YORK                                (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 683-0001
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

On February 1, 2001, DoubleClick Inc. issued a press release announcing the final terms of its acquisition of @plan.inc.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER
--------------

99.1     Press Release of DoubleClick, dated February 1, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DOUBLECLICK INC.
                                       (Registrant)


                                       By: /s/ Jeffrey E. Epstein
                                           ----------------------------------
                                           Name:    Jeffrey E. Epstein
                                           Title:   Executive Vice President

Dated: February 2, 2001

EXHIBIT                            EXHIBIT INDEX
-------                            -------------

99.1      Press Release of DoubleClick, dated February 1, 2001.